UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011

Commission File Number: 333-169014

American Energy Development Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	27-2304001 (I.R.S. Employer Identification No.)
9190 Double Diamond Parkway, Reno, Nevada, 89521 (Address of principal executive offices) (888) 542-7720
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Magnolia Prospect Participation Agreement and Operating Agreement

On September 16, 2011, American Energy Development Corp. (the “Registrant”) entered into a participation agreement (“Crown Participation Agreement”) with Crown Energy Company (“Crown”), the current operator of the Magnolia Prospect, pursuant to which the Registrant agreed that its working interest in the Magnolia Prospect would be one and four tenths percent (1.4%) in exchange for the payments that were made to Mid-OK Energy Partners, which transferred those payments to Crown.  The Registrant also entered into an operating agreement with Crown (“Crown Operating Agreement”), which provides that Crown is the operator of the Magnolia Prospect.

This brief description of the Crown Participation Agreement and the Crown Operating Agreement is only a summary of material terms and is qualified in its entirety by reference to the full text of the Crown Participation Agreement and the Crown Operating Agreement, filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Amendment to Omnibus Agreement, Participation Agreement and Option Agreement with Range Michigan LLC

On September 19, 2011, the Registrant entered into a First Amendment to Omnibus Agreement (“Omnibus Amendment”) with Range Michigan LLC, a Wyoming limited liability company (“Range”), pursuant to which the Omnibus Agreement dated June 14, 2011 between the parties was amended to reflect the Registrant’s name change to American Energy Development Corp. and extend the participation date for the wells from December 31, 2011 to July 1, 2012.  This brief description of the Omnibus Amendment is only a summary of material terms and is qualified in its entirety by reference to the full text of the Omnibus Amendment, filed as Exhibit 10.3 to this Current Report on Form 8-K.

In connection with the Omnibus Amendment, the Registrant entered into a First Amendment to Participation Agreement (“Participation Amendment”) with Range, pursuant to which the Participation Agreement dated June 14, 2011 between the parties was amended to, among other things, (i) reflect the Registrant’s name change to American Energy Development Corp., (ii) extend the date in which the Registrant is required to participate in the Required Wells from December 31, 2011 to July 1, 2012, (iii) provide that it is anticipated that each of the two remaining two of the Required Wells will be spudded by July 1, 2012, and (iv) authorize Range to withhold the first $100,000 from the Registrant’s share of the proceeds from the production of the first Required Well for the payment of the option fee specified Option Agreement and Option Amendment as described below.  This brief description of the Participation Amendment is only a summary of material terms and is qualified in its entirety by reference to the full text of the Participation Amendment, filed as Exhibit 10.4 to this Current Report on Form 8-K.

In connection with the Omnibus Amendment, the Registrant entered into a First Amendment to Option Agreement (“Option Amendment”) with Range, pursuant to which the Option Agreement dated June 14, 2011 between the parties was amended to, among other things, reflect the Registrant’s name change to American Energy Development Corp. and provide that, in the event the Brown #2-12 Well is a producing well, Range will withhold the first $100,000 of the Registrant’s share of production proceeds for payment of the option fee and if the Registrant’s share of the proceeds from the Brown #2-12 Well are insufficient to pay the entire amount of the option fee on or before February 1, 2012, then the Registrant shall pay Range the remaining balance of the option fee on or before February 5, 2012.  In the event that the Brown #2-12 Well is not capable of production, the option fee shall be due on January 1, 2012.  This brief description of the Option Amendment is only a summary of material terms and is qualified in its entirety by reference to the full text of the Option Amendment, filed as Exhibit 10.5 to this Current Report on Form 8-K.

Advisor Agreement

On September 20, 2011, the Registrant entered into an Advisory Board Member Agreement (“Advisor Agreement”) with Des Oswald, pursuant to which the Registrant appointed Mr. Oswald to serve as an advisor to the Registrant continuing indefinitely, until terminated at any time by Mr. Oswald or the Registrant.  The Advisor Agreement provides that Mr. Oswald will be available by phone and occasionally in person at a minimum of one time per quarter a year for advisory board meetings to (i) facilitate introductions to potential partners, suppliers, customers and investors, (ii) provide opinions to assist the Registrant in identify and recruiting potential technical, strategic and other partners or individuals, and (iii) apprise the Registrant of technological, competitive and other changes and developments that he may from time to time become aware of.  The Advisor Agreement also provides that Mr. Oswald will be paid $900 for the preparation and attendance of each advisory board meeting and Mr. Oswald will be issued 90,000 shares of the Registrant’s common stock as compensation subject to certain vesting requirements as specified in the Advisor Agreement.  This brief description of the Advisor Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Advisor Agreement, filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See item 1.01 for a description of the Advisor Agreement with Des Oswald, which is hereby incorporated by reference. On September 20, 2011, the Registrant issued 90,000 shares of its common stock to Mr. Oswald pursuant to the Advisor Agreement.  The shares are subject to certain vesting provisions and other terms and conditions as specified in the Advisor Agreement. The shares were issued to Mr. Oswald in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, which is specified by the provisions of Regulation S promulgated pursuant thereto.

Item 9.01 Exhibits.

The following exhibit is filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Participation Agreement with Crown Energy Company, dated September 16, 2011
10.2	Operating Agreement with Crown Energy Company, dated September 16, 2011
10.3	First Amendment to Omnibus Agreement with Range Michigan LLC, dated September 19, 2011
10.4	First Amendment to Participation Agreement with Range Michigan LLC, dated September 19, 2011
10.5	First Amendment to Option Agreement with Range Michigan LLC, dated September 19, 2011
10.6	Advisory Board Member Agreement with Des Oswald, dated September 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 22, 2011	American Energy Development Corp.

	By:	/s/ Herold Ribsskog
Herold Ribsskog
Chief Executive Officer